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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2003



                         Commission file number: 0-19603

                         Centennial Communications Corp.
               (Exact name of registrant as specified in charter)

                  Delaware                                    06-1242753
(State or other jurisdiction of incorporation)               (IRS employer
                                                           identification no.)

                                 3349 Route 138
                             Wall, New Jersey 07719
          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
              (Registrant's telephone number, including area code)
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ITEM  5. OTHER EVENTS.

      On June 9, 2003, Centennial Communications Corp. issued a press release announcing that it is pursuing, subject to the approval of its Board of Directors, an offering of approximately $250 million in aggregate principal amount of privately-placed senior notes. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

      7(c)  Exhibits

            99.1 Press Release of Centennial Communications Corp., dated June 9, 2003





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CENTENNIAL COMMUNICATIONS CORP.


Date:  June 9, 2003                              By:  /s/ Michael J. Small
                                                    --------------------------
                                                    Michael J. Small
                                                    Chief Executive Officer



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